____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  April 15, 1998





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Event
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for April 15, 1998 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  April 30, 1998



                                 Exhibit Index


Exhibit                                                     Page
_______                                                     ____

Exhibit 1:  Monthly Distribution Statement to the Noteholders and
            Certificateholders for April 15, 1998 Payment Date.



                                       BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:                                                4/10/98
Determination Date:                                             4/14/98
Monthly Payment Date:                                           4/15/98
Collection Period Ending:                                       3/31/98
     I.       COLLECTION ACCOUNT SUMMARY

       Total Available Funds

              Principal and Interest Payments Received (including Prepayments)                                       28,974,946.42
              Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                            162,608.46
              Current Monthly Interest Shortfall/Excess                                                                 109,398.12
              Amount of Withdrawal, if any, from Reserve Account                                                              0.00
              Purchase Amounts for Repurchased Receivables                                                                    0.00

       TOTAL AVAILABLE FUNDS                                                                                         29,246,953.00

    II.       SIMPLE INTEREST EXCESS OR SHORTFALLS

              Amount of Interest Payments Due During the Collection Period for Receivables                            5,764,215.77
              Amount of Interest Payments Received During the Collection Period                                       5,654,817.65
              for Receivables
              Amount of Current Month Simple Interest Excess/Shortfall                                                  109,398.12

   III.       CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

              Specified Reserve Account Balance (lesser of 1% of the Initial Pool
                Balance and the Outstanding                                                                           8,523,274.21
              Principal Balance of the Notes and Certificates)
              Deposits to Reserve Account (only if Reserve Account is less than the
                Specified Reserve Account Balance)                                                                            0.00
              Withdrawals from Reserve Account (to the extent that there are
                shortfalls on payments of Interest or Principal)                                                              0.00
              Amount in Reserve Account as of Determination Date (excluding amount
                to be paid on next Payment Date)                                                                      8,523,274.21

    IV.       COLLECTIONS ON RECEIVABLES

a)     Interest and Principal Payments Received
       -----------------------------------------------------------
              Interest Payments Received                                                                              5,654,817.65
              Scheduled Principal Payments Received                                                                   5,985,032.76
              Principal Prepayments Received                                                                         17,335,096.01
              Total Interest and Principal Payments Received                                                         28,974,946.42

b)     Liquidation Proceeds
       --------------------------------
              Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                           167,995.81
              minus  Reasonable Expenses                                                                                  5,387.35
              Net Liquidation Proceeds                                                                                  162,608.46

c)     Purchase Amount - Loans Repurchased from Trust
       -----------------------------------------------------------
                Amount Allocable to Interest                                                                                  0.00
              Amount Allocable to Principal                                                                                   0.00

       TOTAL COLLECTED FUNDS                                                                                         29,137,554.88


     V.       CALCULATION OF SERVICING AND TRUSTEE FEES

       Pool Balance of Receivables as of the First Day of Collection Period                                         733,130,363.98
              multiplied by Servicer Fee Rate                                                                                0.50%
              divided by Months per Year                                                                                        12
       SERVICING FEE AMOUNT                                                                                             305,470.98

       TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         208.33


    VI.       POOL BALANCE AND PORTFOLIO PERFORMANCE

a)     Pool Balance
       --------------------------------
              Initial Pool Balance                                                                                  852,327,421.00
              Pool Balance as of Preceding Accounting Date                                                          733,130,363.98
              Pool Balance as of the Current Accounting Date                                                        708,147,483.94
              Age of Pool in Months                                                                                              8




b)     Default and Delinquency Performance (includes Repossessions and Bankruptcies)
       -------------------------------------------------------------------------------------------------

                   Current Month            Number of Loans           Principal Balance              Percentage
                   -------------            ---------------           -----------------             ----------
              30-59 Days Delinquent               155                    4,064,029.03                 0.574%
              60-89 Days Delinquent                32                     401,319.01                  0.057%
              90-119 Days Delinquent               21                     544,326.74                  0.077%
              120+ Days Delinquent                 20                     107,498.25                  0.015%
              Defaults for Current Period          27                     812,067.01                  0.115%


 Schedule of Liquidated Loans   **SEE ATTACHMENT
-----------------------------------------------------------------------------
        Description of Vehicle
        Account Number
        Original Principal Balance of Liquidated Loans
        Outstanding Principal Balance of the Liquidated Loan
        Gross Recovery
        Recovery Net of Expenses
        Realized Loss
        Chargeoff Date
        Repossession Date
        Liquidation Date

 Current Period Defaulted Receivables  **SEE ATTACHMENT
-----------------------------------------------------------------------------
        Description of Vehicle
        Account Number
        Original Principal Balance of the Defaulted Loan
        Outstanding Principal Balance of the Defaulted Loan
        Recovery Net of Expenses (prior to charge-off)
        Chargeoff Date

 Schedule of Repossession Inventory  **SEE ATTACHMENT
-----------------------------------------------------------------------------
        Description of Vehicle
        Account Number
        Original Principal Balance of the Defaulted Loan
        Outstanding Principal Balance of the Defaulted Loan
        Recovery Net of Expenses (prior to charge-off)
        Chargeoff Date
        Repossession Day

Current Period Realized Losses
------------------------------
        Current Month Realized Losses                                                                                   101,005.16
        Preceding Realized Losses                                                                                       231,966.47
        Second Preceding Realized Losses                                                                                 68,547.90


VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

       Total Pool Factor                                                                                              830.83972950
       Note Pool Factor                                                                                               820.04216580
       Certificate Pool Factor                                                                                       1000.00000000
       Class A-9 Interest and Principal Account                                                                         469,625.00

a)     Noteholders Monthly Interest Distributable Amount
       --------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                                241,005.14
              Class A-3                                                                                                696,854.17
              Class A-4                                                                                                474,750.00
              Class A-5                                                                                                608,541.67
              Class A-6                                                                                                375,666.67
              Class A-7                                                                                                486,000.00
              Class A-8                                                                                                202,195.00
              Class A-9                                                                                                      0.00
              Class A-10                                                                                               106,500.00

       Noteholders Monthly Principal Distributable Amount
       -----------------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                             24,982,880.04
              Class A-3                                                                                                      0.00
              Class A-4                                                                                                      0.00
              Class A-5                                                                                                      0.00
              Class A-6                                                                                                      0.00
              Class A-7                                                                                                      0.00
              Class A-8                                                                                                      0.00
              Class A-9                                                                                                      0.00
              Class A-10                                                                                                     0.00


b)     Certificateholders' Monthly Interest Distributable Amount                                                       297,464.33
       Certificateholders' Monthly Principal Distributable Amount                                                            0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)                                          29,246,953.00
minus:   BKB Servicing Fee                                                                                             305,470.98
Plus:     Trustee Fee                                                                                                      208.33


TOTAL WIRE TO CHASE                                                                                                 28,941,690.35

